CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                          Date of Event: June 11, 2002
                        (date of earliest event reported)



                          eLocity Networks Corporation
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                         0-27087               58-2027283
                         -------               ----------
                 (Commission File Number)  (IRS Employer Identification Number)

                             26 Blue Anchor Cay Road
                             -----------------------
                    (Address of principal executive offices)

                                 (619) 575-7904
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS


On June 11, 2002, eLocity Networks Inc. ("Company") closed upon a Stock Exchange Agreement with John Chapman to acquire 12,000,000 shares of Diversified Holdings -XIX, Inc.(Diversified) in exchange for 51,100,000 restricted shares of eLocity. As a result of the stock exchange eLocity will own 100% of the issued and outstanding shares of Diversified.

Diversified is a company that recently acquired various interests in 13 pieces of real estate located the States of Utah and California. The real estate primarily consist of residential investment properties which include several homes, an apartment complex and raw land which under development. The total estimated gross value of the real estate is $3,845,000. The real estate has approximately $2,287,000 in underlying mortgages with an estimated $1,558,000 in net equity. The rental properties currently generate an estimated $306,000 in gross rental revenues. The properties in there current condition operate at a slight loss. However, upon further development certain properties the Company expects the properties to generate 4%-8% in annual net profits on approximately $400,000 in annual future gross revenues.

Sandra Jorgenson the director and the president of elocity is the daughter of John Chapman.

Below is a list of the real estate properties with their approximate values. The properties may be booked for more or less than the stated values below depending upon treatment of the transaction by the company's auditors.

         PROPERTY ADDRESS                     Approximate           Approximate        Approximate        Approximate
                                              Present Value             Debt              Equity            Annual
                                                                                                             Income
1        26 Blue Anchor Cay Rd.,              $1,475,000            $958,000           $517,000           $114,000
         Coronado, California 92118,
         Deed

1a       5,500 sq. ft - 5 Bedrooms, 2 Story:
         House on water.

2        11924 So. Brookglen, Sandy,          $625,000              $373,000           $227,000           $42,000
         Utah 84092, Contract

2a       6,500 sq. ft - 6 Bedrooms, 3 Car
         garage1/2Acre Lot.

3        3028 Breeze Dr., Magna, Utah         $125,000              $12,000            $113,000           $7,200
         84044, Deed

3a       1,800 sq. ft - 5 Bedrooms.

4        3961 South 565 East, Salt Lake       $196,000              $110,000           $86,000            $19,200
         City, Utah 84107, Deed

4a       1,100 sq. ft - 3 Bedroom Duplex

5        5721 South 1080 East, Murray,        $100,000              $0                 $100,000           $6,000
         Utah 84107, Deed

5a       1,800 sq. ft. - 3 Bedroom Residential

6        200 East Maple Street, Murray,       $104,000              $75,000            $29,000             $6,000
         Utah 84107, Deed

6a       1,101 sq. ft. -  2 Bedroom Condo

7        44 West 300 South, Salt Lake         $125,000              $109,000           $16,000            $10,200
         City, Utah 84101, Deed

7a       900 sq. ft. - 1 Bedroom Condo

8        315 East 920 South, Layton, Utah     $195,000              $150,000           $45,000            $15,000
         84041, Deed

8a       3,500 sq. ft. - 5 Bedroom, 2 Story
         Residential

9        155 North Broadway, Tooele,          $150,000              $0                 $150,000           $0
         Utah 84047, Contract/Deed

9a       15 Unit Apartment complex under
         re-model

10       141 North Broadway, Tooele,          $60,000               $50,000            $10,000            $9,600
         Utah 84047, Contract

10a      1,800 sq. ft. 2 Bedroom Duplex

11       144 North 3rd Street, Tooele, Utah   $600,000              $375,000           $225,000           $76,800
         84047, Contract

11a      15 Unit Apartment Complex 8 with 2
         Bedrooms, 7 with 1 Bedroom

12       Three vacant lots on Broadway in     $60,000               $50,000            $10,000            $0
         Tooele, Utah, Contract

12a      For single home, office or apartment
         complex

13       One vacant building on North 3rd     $30,000               $25,000            $5,000             $0
         Street in Tooele, Utah, Contract.

13a      Single home or Duplex
                        TOTALS                $3,845,000            $2,287,000         $1,558,000         $306,000



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                                 ITEM 5. OTHER

     On May 30, 2002, the Company elected Dennis Thompson as member of the board of directors. Mr. Thompson from 2000 to present is acting as a consultant for R&D Coal Sales. Mr. Thompson provides advice concerning mining equipment and mining operations. Prior to assuming his position with R&D Coal sales, Mr. Thompson provided the same services for North America Trading Co. from 1996 to 2000.

                    ITEM 7. Financial Statements and Exhibits

Pro forma financial statements, if required, will be filed by amendment within the time allowed by rule.


   Exhibit No.      Description

        01          Stock Exchange Agreement between eLocity and John Chapman.



Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLocity Networks Corporation


Signature                                                               Date



/s/ Sandra Jorgensen                 June 11, 2002
--------------------------------------------------
Sandra Jorgensen
as President and Director









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                            STOCK EXCHANGE AGREEMENT

                  STOCK EXCHANGE AGREEMENT, dated as of June 3, 2002, by and among eLocity Networks, Inc., a Nevada corporation (the "Company"), and John Chapman (the "Seller").

                                               W I T N E S S E T H:
                                               - - - - - - - - - -

                  WHEREAS, the Seller owns twelve million shares of common stock, $0.001 par value per share, of Diversified Holdings - XIX, Inc., a Nevada corporation ("XIX"), which shares constitute 100% of the issued and outstanding shares of capital stock of XIX; and
                  WHEREAS, the Company desires to acquire from the Seller, and the Seller desires to sell to the Company, twelve million of the XIX shares (the "XIX Shares") in exchange for fifty one million one hundred thousand (51,100,000) shares of the common stock of the Company, on the terms and conditions set forth below.
                  NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

                                    ARTICLE I
                                 SALE OF SHARES

                  1.1 Exchange of Shares. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined): (a) The Company shall issue to Seller fifty one million one hundred thousand (51,100,000) shares of the common stock of the Company (b) Seller shall deliver to the Company twelve million (12,000,000) XIX Shares along with appropriately executed stock powers endorsed in favor of the Company.

                  1.2 Time and Place of Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the Company's office, or by telephone conference, on June 11, 2002 (the "Closing Date") at 10:00 A.M., Pacific Daylight Savings Time, or at such other place as the Company and the Seller may agree.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                  Seller represents and warrants to the Company that:

                  2.1      Due Organization and Qualification



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         XIX is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of formation, with full corporate power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted. XIX is in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification except for any such failure, which when taken together with all other failures, is not likely to have a material adverse effect on the business of XIX taken as a whole.

                  2.2 Capitalization. The authorized capital stock of XIX immediately prior to giving effect to the transactions contemplated hereby consists of 20,000,000 shares of Common Stock, no par value per share, of which 12,000,000 shares are issued and outstanding as of the date hereof.

                  2.3 Financial Statements. The books of account and other financial records of the XIX have been maintained in accordance with good business practices.

                  2.4 Further Financial Matters. XIX has no material liabilites or obligations, whether secured or unsecured, accrued, determined, absolute or contingent, asserted or unasserted or otherwise, which are required to be reflected or reserved in a balance sheet or the notes thereto under generally accepted accounting principles, except as disclosed to the Company.

                  2.5 Taxes. XIX has filed all United States federal, state, county, local and foreign national, provincial and local tax returns and reports which were required to be filed on or prior to the date hereof, and has paid all Taxes (and any related penalties, fines and interest) which have become due pursuant to such returns or reports or pursuant to any assessment which has become payable, or, to the extent its liability for any Taxes (and any related penalties, fines and interest) has not been fully discharged, the same have been properly reflected as a liability on the books and records of XIX and adequate reserves therefor have been established. All such returns and reports filed on or prior to the date hereof have been properly prepared and are true, correct (and to the extent such returns reflect judgments made by XIX, such judgments were reasonable under the circumstances) and complete in all material respects. No extension for the filing of any such return or report is currently in effect. No tax return or tax return liability of eLocity has been audited or, presently under audit. All taxes and any penalties, fines and interest which have been asserted to be payable as a result of any audits have been paid. XIX has not given or been requested to give waivers of any statute of limitations relating to the payment of any Taxes (or any related penalties, fines and interest). There are no claims pending or, to the knowledge of XIX, threatened, against XIX for past due Taxes. All payments for withholding taxes, unemployment insurance and other amounts required to be paid for periods prior to the date hereof to any governmental authority in respect of employment obligations of XIX, have been paid or shall be paid prior to the Closing and have been duly provided for on the books and records of XIX.


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                  2.6      Compliance with Law.
                           -------------------

                  (a) XIX is not conducting its respective business or affairs in material violation of any applicable federal, state or local law, ordinance, rule, regulation, court or administrative order, decree or process, or any requirement of insurance carriers. XIX has not received any notice of violation or claimed violation of any such law, ordinance, rule, regulation, order, decree, process or requirement.

                  (b) XIX is in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations relating to the protection of the environment and human health. There are no claims, notices, actions, suits, hearings, investigations, inquiries or proceedings pending or, to the knowledge of Sellers, threatened against XIX that are based on or related to any environmental matters or the failure to have any required environmental permits, and there are no past or present conditions that XIX has reason to believe are likely to give rise to any material liability or other obligations of XIX under any environmental laws.

                  2.7 Ordinary Course. Since June 1, 2002, the date of the last financial statement, XIX has conducted its business, maintained its real property and equipment and kept its books of account, records and files, substantially in the same manner as previously conducted, maintained or kept and solely in the ordinary course.

                  2.8 Litigation. (a) There is no claim, dispute, action, suit, proceeding or investigation pending or, to the knowledge of Seller, threatened, against or affecting the business of XIX, or challenging the validity or propriety of the transactions contemplated by this Agreement, at law or in equity or admiralty or before any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality, nor to the knowledge of XIX, has any such claim, dispute, action, suit, proceeding or investigation been pending or threatened, during the 12-month period preceding the date hereof; (b) there is no outstanding judgment, order, writ, ruling, injunction, stipulation or decree of any court, arbitrator or federal, state, local, foreign or other governmental authority, board, agency, commission or instru mentality, against or materially affecting the business of XIX; and (c) XIX has not received any written or verbal inquiry from any federal, state, local, foreign or other governmental authority, board, agency, commission or instrumentality concerning the possible violation of any law, rule or regulation or any matter disclosed in respect of its business.

                  2.9 Certificate of Incorporation and By-laws; Minute Books. The copies of the Certificate of Incorporation and By-laws (or similar governing documents) of XIX, and all amendments to each are true, correct and complete. The minute books of XIX contain true and complete records of all meetings and consents in lieu of meetings of their respective Board of Directors (and any committees thereof), or similar governing bodies, since the time of their respective organization. The stock records of XIX are true, correct and complete.



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                  2.10     Purchase for Investment.
                           -----------------------

                  (a) The Company understands that the XIX Shares are not registered under the Securities Act of 1933 (the "Act") and that the sale by Seller is not a violation of the Act.

                  2.11 Restricted Securities. The Company understands that the XIX Shares may not be sold, transferred, or otherwise disposed of without registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering the XIX Shares or any available exemption from registration under the Act, the XIX Shares must be held indefinitely. The Company is aware that the XIX Shares may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 may be the availability of current information to the public about XIX.
                                   ARTICLE III
                                  MISCELLANEOUS
                  3.1 Survival of Representations, Warranties and Agreements. All representa tions and warranties and statements made by a party to in this Agreement or in any document or certificate delivered pursuant hereto shall survive the Closing Date until one year from the Closing Date.

                  3.2 Notice. All communications, notices, requests, consents or demands given or required under this Agreement shall be in writing and shall be deemed to have been duly given when delivered to, or received by prepaid registered or certified mail or recognized overnight courier addressed to, or upon receipt of a facsimile sent to, the party for whom intended, as follows, or to such other address or facsimile number as may be furnished by such party by notice in the manner provided herein:

 If to the Company:                 26 Blue Anchor Cay Road
                                    Coronado, California 92118
                                    Attention: Sandra Jorgensen, President
 If to the Seller:                  John Chapman
                                    26 Blue Anchor Cay Road
                                    Coronado, California 92118

                  3.3 Entire Agreement. This Agreement and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto. No waiver of any provision of


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this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance. Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.


                  3.4 Successors and Assigns. This Agreement shall be binding upon, enforceable against and inure to the benefit of, the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns, and nothing herein is intended to confer any right, remedy or benefit upon any other person. This Agreement may not be assigned by any party hereto except with the prior written consent of the other parties, which consent shall not be unreasonably withheld.

                  3.5 Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of California, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of California in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

                  3.6 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  3.7 Construction. Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement. References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement. The Disclosure Schedule is hereby incorporated herein by reference and made a part of this Agreement. As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

                  3.8 Severability. If any provision of this Agreement is held to be invalid or unenforceable by a court of competent jurisdiction, this Agreement shall be interpreted and enforceable as if such provision were severed or limited, but only to the extent necessary to render such provision and this Agreement enforceable.


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   IN WITNESS WHEREOF each of the parties hereto has executed this Agreement as of the date first set forth above.

ELocity Networks, Inc.


By:      _/s/ Sandra Jorgensen
me:      Sandra Jorgensen, as President


The Seller

         ___/s/ John Chapman
Name:    John Chapman, as an individual




N


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